[MFS LOGO](R)
INVESTMENT MANAGEMENT

                                        MFS(R) INTERNATIONAL
                                        VALUE FUND
                                        (FORMERLY KNOWN AS MFS(R) INTERNATIONAL
                                        INVESTORS TRUST)

                                        SEMIANNUAL REPORT o NOVEMBER 30, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Dear Shareholders,
As I write this in mid-December, major U.S. and overseas stock market indices have shown positive performance for two straight months -- something we haven't seen in a long time. The Dow Jones Industrial Average has recently recorded its second-best October ever, in terms of percentage gains(1). We see these as hopeful signs in what has been a difficult year for investors in stocks and corporate bonds. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-December, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In addition, worker productivity in the third quarter grew at the highest rate since 1966 -- 5.1% on an annualized basis, according to the Labor Department. Higher productivity may allow firms to raise wages without raising prices.

Our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. An encouraging sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, that consumer confidence still appears weak, and that the situation with Iraq adds to market uncertainty.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

We understand that the past few years have been discouraging. Short-term events have sorely tested investors' long-term faith in the market. However, we would caution investors about reacting to market news -- good or bad -- by making major changes in their portfolios. We would suggest that in difficult times it is even more important to have a long-term financial plan and to talk on a regular basis with your investment professional. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    December 16, 2002

------------
(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended November 30, 2002, Class A shares of the fund provided a total return of -11.14%, Class B shares -11.35%, Class C shares -11.37%, and Class I shares -10.93%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare with returns of -15.00% and -14.93%, respectively, over the same period for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and the Lipper International Fund Index (the Lipper Index). The MSCI EAFE Index is an unmanaged, market-capitalization-weighed total return index, which is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. The Lipper Index is an unmanaged, net-asset-value-weighted index of the top qualifying mutual funds within the international fund category, which invest their assets in securities with primary trading markets outside of the United States. The index has been adjusted for the reinvestment of capital gains distributions and income dividends. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -13.21%.

Q.  THE FUND HAS A NEW NAME. WHY THE CHANGE?

A. Prior to September 27, 2002, this fund was known as MFS(R) International Investors Trust. The fund changed its name to more closely match the value-oriented investment style of the fund.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND OUTPERFORMING ITS BENCHMARKS OVER THE LAST SIX MONTHS?

A. This fund favors companies that we believe will perform well regardless of the underlying economic conditions. Many of these companies fell within three areas: financial services, utilities, and consumer staples. Our substantial overweighting in these sectors was the primary factor in the fund's relative outperformance. The secondary factor was our relative underweighting in technology stocks, which struggled during the period.

    Finally, our focus remains on stocks that we believe have valuations lower than their industry average.

Q. CAN YOU TELL ME MORE ABOUT THE SPECIFIC SECTORS ON WHICH YOU FOCUSED YOUR STRATEGY OVER THE PERIOD?

A. The sectors we favored during the period were the same ones we have favored for some time now. Two such sectors are financial services (more than 18% of the portfolio at the end of period) and utilities (about 16% of the portfolio at period's end), areas that our research shows are historically less dependent on economic conditions to grow their business and have performed well over time.

    One such example in the financial services sector is the Royal Bank of Scotland, which is one of the fund's largest holdings and what we feel is a very well run consumer oriented bank. We're also very excited about Q.B.E. Insurance, an Australian company that has grown quickly and made inroads in the United Kingdom.

Q.  WHERE ELSE HAVE YOU FOUND OPPORTUNITIES?

A. One of our largest holdings within consumer staples (about 15% of the portfolio at the end of period) has been Diageo, which we think has done a great job consolidating its market position in alcohol beverages and has benefited from an upswing in demand. Diageo is a classic example of what this fund tries to do -- find very good businesses with favorable fundamentals that can grow their valuations.

    Another holding that contributed to the portfolio's performance was the pharmaceutical company Sanofi-Synthelabo, based in France.
    Sanofi-Synthelabo has grown much faster than anticipated and has encountered fewer patent issues than most pharmaceutical companies.

    The Japanese economy is still trying to get out of a recession. As a result, Japanese companies are under heavy pressure to be efficient. In our view, this makes the Japanese market attractive and we continue to search for new ideas there.

Q.  WHAT AREAS DETRACTED FROM PERFORMANCE?

A. Philip Morris, which was previously one of our larger holdings, was down during the period because of cigarette pricing concerns, which affected earnings. Akzo-Nobel, a Dutch chemical and pharmaceutical business, also disappointed during the period as investors focused on the company's struggling chemical division.

Q.  CAN YOU OFFER SOME PERSPECTIVE ON THE GLOBAL INVESTMENT ENVIRONMENT?

A. Investing overseas proved to be a mixed bag during the period, but opportunities did exist and we remain optimistic longer term. We continue to believe there is a strong need for the broad diversification provided by foreign investing. Investors are reminded that there may be greater risks involved with international investing. Therefore, investors should work with their investment professionals to determine whether international equities are appropriate for their portfolios.

    The underlying philosophy of this portfolio favors sectors that we believe should perform relatively well regardless of the economic conditions of the world economy. That said, we will try to take advantage where we can of segments of the market and companies that offer the greatest opportunity to us, while retaining our conservative posture.

/s/ Steven R. Gorham                  /s/ Frederick J. Simmons

    Steven R. Gorham                      Frederick J. Simmons
    Portfolio Manager                     Portfolio Manager

Note to Shareholders: Prior to September 27, 2002, MFS(R) International Value Fund was known as MFS(R) International Investors Trust. The fund changed its name to better reflect its value-oriented investment style.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
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   STEVEN R. GORHAM, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE, GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL INVESTMENT PRODUCTS. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE AND BECAME A MEMBER OF THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   FREDERICK J. SIMMONS, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE MANAGES THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUND, VARIABLE ANNUITY, AND OFFSHORE PRODUCT LINES. FRED JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1975 AND SENIOR VICE PRESIDENT IN 1983. FRED GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

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   FUND FACTS
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  OBJECTIVE:                 SEEKS LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY
                             OBJECTIVE TO SEEK REASONABLE CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     OCTOBER 24, 1995

  CLASS INCEPTION:           CLASS A  OCTOBER 24, 1995
                             CLASS B  OCTOBER 24, 1995
                             CLASS C  JULY 1, 1996
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $71.6 MILLION NET ASSETS AS OF NOVEMBER 30, 2002
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2002

CLASS A
                                                     6 Months      1 Year     3 Years     5 Years       Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -11.14%      -5.22%     -16.80%      +8.60%     +20.25%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                   --        -5.22%     - 5.95%      +1.66%     + 2.63%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                   --        -9.73%     - 7.46%      +0.68%     + 1.93%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months      1 Year     3 Years     5 Years       Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -11.35%      -5.63%     -18.08%      +5.96%     +16.12%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                   --        -5.63%     - 6.43%      +1.17%     + 2.13%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                   --        -9.39%     - 7.28%      +0.82%     + 2.13%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months      1 Year     3 Years     5 Years       Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -11.37%      -5.70%     -18.14%      +5.86%     +16.25%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                   --        -5.70%     - 6.46%      +1.15%     + 2.14%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                   --        -6.64%     - 6.46%      +1.15%     + 2.14%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                                     6 Months      1 Year     3 Years     5 Years       Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)             -10.93%      -4.73%     -15.65%     +11.34%     +23.28%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)            --        -4.73%     - 5.51%     + 2.17%     + 2.99%
-------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, October 24, 1995, through
  November 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A share performance, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B share performance, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C share performance, including sales charge, reflects the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to its inception, Class C share performance includes the performance of the fund's original share class (Class B). For periods prior to its inception, Class I share performance includes the performance of the fund's original share class (Class A). Class C performance has been adjusted to reflect the CDSC applicable to C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2002

FIVE LARGEST STOCK SECTORS


            FINANCIAL SERVICES                      18.4%
            UTILITIES & COMMUNICATIONS              16.0%
            CONSUMER STAPLES                        14.8%
            BASIC MATERIALS                         11.6%
            LEISURE                                 10.8%

TOP 10 STOCK HOLDINGS

REED ELSEVIER PLC  3.4%                     AVENTIS S.A.  2.2%
Publishing and information business         Chemical and pharmaceutical company

SYNGENTA AG  3.1%                           TOTAL FINA ELF S.A.  2.1%
Conventional and biotechnology crop         French oil and petrochemical company
protection and seed products
                                            SANOFI-SYNTHELABO S.A.  2.1%
BP AMOCO PLC  2.7%                          Cardiovascular, central nervous
Crude oil, natural gas, and petroleum       system, oncology, and internal
products                                    medicine therapeutics

ROYAL BANK OF SCOTLAND GROUP PLC  2.6%      ALTADIS S.A.  2.0%
Consumer and commercial banking             European tobacco company
services
                                            TELEFONICA S.A.  1.9%
DIAGEO PLC  2.4%                            Telecommunications operator in 16
Worldwide consumer goods company            Spanish- and Portuguese-speaking
                                            countries worldwide

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 2002

Stocks - 93.8%
------------------------------------------------------------------------------------------------------------
ISSUER                                                                            SHARES               VALUE
------------------------------------------------------------------------------------------------------------
Foreign Stocks - 90.6%
  Australia - 3.6%
    Australia & New Zealand Banking Group Ltd. (Banks & Credit
      Cos.)*                                                                      53,747         $   565,648
    News Corp Ltd. (Media)*                                                       39,071             277,923
    QBE Insurance Group Ltd. (Insurance)*                                        258,225           1,157,055
    TABCORP Holdings Ltd. (Leisure)                                               96,370             594,285
                                                                                                 -----------
                                                                                                 $ 2,594,911
------------------------------------------------------------------------------------------------------------
  Austria - 0.1%
    Erste Bank AG (Banks)                                                          2,000         $   108,248
------------------------------------------------------------------------------------------------------------
  Belgium - 0.7%
    Fortis (Financial Services)                                                   10,240         $   181,218
    Interbrew Co. (Brewery)                                                       16,200             337,852
                                                                                                 -----------
                                                                                                 $   519,070
------------------------------------------------------------------------------------------------------------
  Canada - 5.7%
    Alcan Aluminum Ltd. (Metals & Minerals)                                       31,130         $   965,788
    Alcan, Inc. (Metals)                                                           8,610             272,420
    BCE, Inc. (Telecommunications)                                                13,330             244,206
    Canadian National Railway Co. (Railroads)                                     27,778           1,139,731
    Encana Corp. (Utilities - Gas)                                                19,590             533,909
    Manulife Financial Corp. (Insurance)                                           8,970             222,115
    Quebecor World, Inc. (Printing & Publishing)                                  32,520             721,304
    Toronto Dominion Bank Ontario (Banks & Credit Cos.)                              113               2,401
                                                                                                 -----------
                                                                                                 $ 4,101,874
------------------------------------------------------------------------------------------------------------
  China - 0.2%
    China Oilfield Services Ltd. (Oil Services)*                                 610,000         $   145,495
------------------------------------------------------------------------------------------------------------
  Denmark - 1.5%
    Danske Bank (Banks & Credit Cos.)                                             65,010         $ 1,087,109
------------------------------------------------------------------------------------------------------------
  Finland - 1.8%
    Huhtamaki Oy Group (Conglomerate)                                             24,380         $   223,959
    Upm-Kymmene Corp. (Forest & Paper Products)                                   28,910           1,045,734
                                                                                                 -----------
                                                                                                 $ 1,269,693
------------------------------------------------------------------------------------------------------------
  France - 10.3%
    Aventis S.A. (Pharmaceuticals)                                                27,120         $ 1,506,894
    BNP Paribas S.A. (Banks & Credit Cos.)                                         5,950             242,267
    Cap Gemini S.A. (Computer Services)                                            8,960             286,254
    Carrefour S.A. (Supermarket)                                                   5,500             241,204
    Generale de Sante (Healthcare)*                                               19,200             198,302
    Sanofi-Synthelabo S.A. (Medical & Health Products)                            24,308           1,433,932
    Schneider Electric                                                             7,881             382,331
    Societe Television Francaise 1 (Media)                                        33,293           1,000,164
    STMicroelectronics N.V. (Electronics)                                         12,940             330,649
    Technip S.A. (Construction)                                                    3,810             297,967
    Total Fina S.A., ADR (Oils)                                                   21,832           1,457,286
                                                                                                 -----------
                                                                                                 $ 7,377,250
------------------------------------------------------------------------------------------------------------

Foreign Stocks - continued
  Germany - 3.9%
    Bayerische Motoren Werke AG (Automotive)                                      18,940         $   641,586
    Deutsche Post AG (Transportation Services)*                                   34,880             373,412
    Fresenius AG (Medical Supplies)                                                2,220              96,763
    Fresenius Medical Care AG (Medical & Health Products)                          4,030             132,673
    Linde AG (Conglomerates)                                                      23,110             867,530
    Schering AG (Pharmaceuticals)                                                 15,450             658,232
                                                                                                 -----------
                                                                                                 $ 2,770,196
------------------------------------------------------------------------------------------------------------
  Hong Kong - 0.7%
    Hong Kong Electric Holdings Ltd. (Utilities - Electric)                      130,000         $   508,451
------------------------------------------------------------------------------------------------------------
  Ireland - 2.0%
    Bank of Ireland (Banks & Credit Cos.)                                        100,080         $ 1,084,339
    Irish Life & Permanent PLC (Financial Institutions)                           29,120             323,893
                                                                                                 -----------
                                                                                                 $ 1,408,232
------------------------------------------------------------------------------------------------------------
  Italy - 1.2%
    Snam Rete Gas S.p.A. (Gas)*                                                  271,660         $   839,033
------------------------------------------------------------------------------------------------------------
  Japan - 10.3%
    Japan Tobacco, Inc.                                                               40         $   247,799
    Canon, Inc. (Business Machines)                                               24,000             913,596
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                              10,700              87,655
    Credit Saison Co., Ltd. (Financial Services)                                  20,300             373,137
    East Japan Railway Co. (Railroads)                                                31             146,055
    Eisai Co. Ltd. (Medical and Health Products)                                  10,000             205,820
    Fast Retailing Co. (Retail)                                                    5,000             178,921
    Honda Motor Co., Ltd. (Automotive)                                            26,700           1,005,494
    Nippon Electric Glass Co., Ltd. (Manufacturing)                               16,000             167,330
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)                          70             275,025
    Nissan Motor Co. (Automotive)                                                 33,000             262,806
    Nissin Food Products Co., Ltd. (Food Products)                                29,800             632,776
    Secom Co., Ltd. (Business Services)                                            8,000             277,796
    Shiseido Co., Ltd. (Consumer Products)                                        81,000             961,330
    Tokyo Broadcasting System, Inc. (Broadcasting)                                 9,000             129,116
    Tokyo Gas Co., Ltd. (Gas)                                                    403,000           1,199,014
    Uni-Charm Corp. (Forest & Paper Products)                                      8,400             305,380
                                                                                                 -----------
                                                                                                 $ 7,369,050
------------------------------------------------------------------------------------------------------------
  Mexico - 0.8%
    Cemex S.A. (Construction)                                                      7,673         $   178,474
    Coca-Cola Femsa S.A., ADR (Beverages)                                          8,400             185,556
    Telefonos de Mexico S.A., ADR (Telecommunications)                             6,250             201,500
                                                                                                 -----------
                                                                                                 $   565,530
------------------------------------------------------------------------------------------------------------
  Netherlands - 5.0%
    Akzo Nobel N.V. (Chemicals)                                                   33,584         $ 1,050,263
    Koninklijke KPN N.V. (Telecommunications)                                     76,210             505,570
    Koninklijke Philips Electronics N.V. (Electronics)                            16,185             354,578
    OPG Groep N.V. (Pharmaceuticals)                                               3,800             129,252
    Unilever N.V. (Consumer Goods & Services)                                      7,050             410,279
    VNU N.V. (Printing & Publishing)*                                             25,857             771,641
    Vodafone Libertel N.V. (Cellular Phones)*                                     40,260             395,824
                                                                                                 -----------
                                                                                                 $ 3,617,407
------------------------------------------------------------------------------------------------------------
  New Zealand - 0.6%
    Telecom Corp. (Telecommunications)*                                          176,625         $   424,758
------------------------------------------------------------------------------------------------------------
  Norway - 0.8%
    Storebrand ASA (Insurance)                                                   128,200         $   538,655
------------------------------------------------------------------------------------------------------------
  South Korea - 1.3%
    Korea Tobacco & Ginseng Corp., GDR (Tobacco)*                                 90,560         $   692,784
    SK Telecom Ltd., ADR (Telecommunications)                                      9,220             207,450
                                                                                                 -----------
                                                                                                 $   900,234
------------------------------------------------------------------------------------------------------------
  Spain - 6.0%
    Acciona S.A. (Construction)                                                    3,980         $   157,587
    Altadis S.A. (Tobacco)                                                        65,950           1,322,998
    Gas Natural SDG S.A. (Gas)                                                    25,510             486,919
    Iberdrola S.A. (Utilities - Electric)                                         82,320           1,064,411
    Telefonica S.A. (Telecommunications)                                         124,456           1,265,636
                                                                                                 -----------
                                                                                                 $ 4,297,551
------------------------------------------------------------------------------------------------------------
  Sweden - 1.7%
    Alfa Laval (Engineering & Construction)*                                      16,460         $   121,601
    Capio AB (Healthcare)                                                         27,400             202,421
    Sparbanken Sverige AB, "A" (Banks & Credit Cos.)                              73,440             906,947
                                                                                                 -----------
                                                                                                 $ 1,230,969
------------------------------------------------------------------------------------------------------------
  Switzerland - 6.4%
    Converium Holding AG (Insurance)                                              11,260         $   464,271
    Novartis AG (Medical & Health Products)                                       17,910             665,521
    Syngenta AG (Chemicals)                                                       36,679           2,074,074
    Synthes-Stratec, Inc. (Medical & Health Products)                                520             307,695
    UBS AG (Financial Services)                                                   21,260           1,069,798
                                                                                                 -----------
                                                                                                 $ 4,581,359
------------------------------------------------------------------------------------------------------------
  United Kingdom - 26.0%
    Amlin PLC (Insurance)                                                         50,900         $    78,749
    BAE Systems PLC (Aerospace)*                                                  83,970             220,981
    BP Amoco PLC, ADR (Oils)                                                      46,652           1,829,225
    British Sky Broadcasting Group PLC (Broadcasting)                             42,960             438,866
    BT Group PLC (Telecommunications)*                                           369,010           1,204,925
    Cadbury Schweppes (Food & Beverage)*                                          70,910             459,776
    Capital Radio PLC (Broadcasting)                                              26,030             211,477
    Close Brothers Group PLC (Banks & Credit Cos.)                                19,900             174,825
    Diageo PLC (Food & Beverage Products)*                                       155,504           1,618,806
    Glaxo Wellcome PLC, ADR (Medical & Health Products)                           15,480             588,240
    GlaxoSmithKline PLC (Pharmaceutical)*                                         17,123             320,293
    Goshawk Insurance PLC (Insurance)                                             49,800              78,983
    Granada Compass PLC (Media)*                                                  49,800              73,950
    HSBC Holdings PLC (Banks & Credit Cos.)*                                      23,030             273,046
    Intertek Testing Servicing PLC (Business Services)                            22,490             145,474
    Lloyds TSB Group PLC (Banks & Credit Cos.)*                                   66,000             556,732
    Marks & Spencer Group PLC (Retail)*                                           21,370             113,973
    National Grid Group PLC (Telecommunications)                                 140,000             938,771
    Next Group PLC (Retail)*                                                      32,950             430,365
    Reckitt Benckiser PLC (Consumer Goods & Services)*                            47,449             824,106
    Reed Elsevier PLC (Publishing)*                                              257,080           2,258,496
    Rio Tinto Group (Metals & Mining)*                                            34,100             690,348
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                       67,988           1,742,176
    Standard Chartered PLC (Banks & Credit Cos.)*                                 23,597             284,355
    Unilever PLC (Consumer Products)                                             134,840           1,200,319
    Vodafone Group PLC (Telecommunications)*                                     505,351             958,640
    William Hill Organization Ltd. (Gaming)                                        2,240               7,462
    Willis Group Holdings Ltd. (Insurance)*                                        4,590             126,730
    WPP Group PLC (Advertising)                                                   89,530             758,000
                                                                                                 -----------
                                                                                                 $18,608,089
------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                             $64,863,164
------------------------------------------------------------------------------------------------------------
U.S. Stocks - 3.2%
  Consumer Goods & Services - 0.6%
    Philip Morris Cos., Inc.                                                      12,175         $   459,241
------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.4%
    Anheuser-Busch Cos., Inc.                                                      5,790         $   284,405
------------------------------------------------------------------------------------------------------------
  Industrial Gases - 0.2%
    Praxair, Inc.                                                                  2,620         $   154,580
------------------------------------------------------------------------------------------------------------
  Insurance - 1.0%
    AFLAC, Inc.                                                                   22,280         $   687,338
------------------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Caterpillar, Inc.                                                              2,100         $   104,790
    Deere & Co.                                                                    2,700             138,105
                                                                                                 -----------
                                                                                                 $   242,895
------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.7%
    3M Co.                                                                         3,660         $   475,251
------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                $ 2,303,710
------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $65,687,178)                                                      $67,166,874
------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.6%
------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
------------------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 12/02/02, at Amortized Cost                              $1,165         $ 1,164,955
------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.7%
------------------------------------------------------------------------------------------------------------
    Morgan Stanley Co., dated 11/29/02, due 12/02/02, total to be received $2,602,286 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                                     $2,602         $ 2,602,000
------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $69,454,133)                                                 $70,933,829

Other Assets, Less Liabilities - 0.9%                                                                675,964
------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $71,609,793
------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $69,454,133)             $ 70,933,829
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         2,222,998
  Cash                                                                    3,361
  Foreign currency, at (identified cost, $1,174,091)                  1,171,257
  Receivable for fund shares sold                                       607,566
  Receivable for investments sold                                       797,007
  Interest and dividends receivable                                     137,496
                                                                   ------------
      Total assets                                                 $ 75,873,514
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $    435,851
  Payable for investments purchased                                   1,510,188
  Collateral for securities loaned, at value                          2,222,998
  Payable to affiliates -
    Management fee                                                        5,780
    Shareholder servicing agent fee                                         580
    Distribution and service fee                                          4,186
  Accrued expenses and other liabilities                                 84,138
                                                                   ------------
      Total liabilities                                            $  4,263,721
                                                                   ------------
Net assets                                                         $ 71,609,793
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 81,890,228
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      1,482,484
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (11,548,718)
  Accumulated net investment loss                                      (214,201)
                                                                   ------------
      Total                                                        $ 71,609,793
                                                                   ============
Shares of beneficial interest outstanding                           4,800,284
                                                                    =========
Class A shares:
  Net asset value per share
    (net assets of $39,242,472 / 2,602,121 shares of
    beneficial interest outstanding)                                  $15.08
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $15.83
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $25,158,911 / 1,704,918 shares of
    beneficial interest outstanding)                                  $14.76
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $6,773,604 / 464,870 shares of
    beneficial interest outstanding)                                  $14.57
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $434,806 / 28,375 shares of
    beneficial interest outstanding)                                  $15.32
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                        $    35,132
    Dividends                                                           613,406
    Foreign taxes withheld                                              (58,303)
                                                                    -----------
      Total investment income                                       $   590,235
                                                                    -----------
  Expenses -
    Management fee                                                  $   329,760
    Trustees' compensation                                               14,993
    Shareholder servicing agent fee                                      33,824
    Distribution and service fee (Class A)                               88,688
    Distribution and service fee (Class B)                              127,613
    Distribution and service fee (Class C)                               31,138
    Administrative fee                                                    1,549
    Custodian fee                                                        69,002
    Registration fees                                                    25,456
    Printing                                                             28,666
    Postage                                                              10,257
    Auditing fees                                                        17,750
    Legal fees                                                              591
    Miscellaneous                                                        45,161
                                                                    -----------
      Total expenses                                                $   824,448
    Fees paid indirectly                                                 (3,481)
    Reduction of expenses by investment adviser                         (25,530)
                                                                    -----------
      Net expenses                                                  $   795,437
                                                                    -----------
        Net investment loss                                         $  (205,202)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(2,579,527)
    Foreign currency transactions                                       (20,621)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(2,600,148)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $(5,609,957)
    Translation of assets and liabilities in foreign currencies            (212)
                                                                    -----------
      Net unrealized loss on investments and foreign currency
        translation                                                 $(5,610,169)
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $(8,210,317)
                                                                    -----------
            Decrease in net assets from operations                  $(8,415,519)
                                                                    ===========

See notes to financial statements.

Financial Statements -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED            YEAR ENDED
                                                                      NOVEMBER 30, 2002          MAY 31, 2002
                                                                            (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                       $  (205,202)          $  (228,981)
  Net realized loss on investments and foreign currency transactions         (2,600,148)           (5,941,255)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                              (5,610,169)            3,938,316
                                                                            -----------           -----------
      Decrease in net assets from operations                                $(8,415,519)          $(2,231,920)
                                                                            -----------           -----------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                  $      --             $  (218,599)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                         --                (147,704)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                         --                 (37,825)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                         --                  (1,654)
  From paid-in capital (Class A)                                                   --                    (143)
  From paid-in capital (Class B)                                                   --                     (96)
  From paid-in capital (Class C)                                                   --                     (25)
  From paid-in capital (Class I)                                                   --                      (1)
                                                                            -----------           -----------
      Total distributions declared to shareholders                          $      --             $  (406,047)
                                                                            -----------           -----------
Net increase in net assets from fund share transactions                     $ 7,121,738           $ 4,547,261
                                                                            -----------           -----------
      Total increase (decrease) in net assets                               $(1,293,781)          $ 1,909,294
Net assets:
  At beginning of period                                                     72,903,574            70,994,280
                                                                            -----------           -----------
  At end of period (including accumulated net investment loss of
    $214,201 and $8,999, respectively)                                      $71,609,793           $72,903,574
                                                                            ===========           ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
                                     SIX MONTHS ENDED          ---------------------------------------------------------------
                                    NOVEMBER 30, 2002             2002            2001          2000         1999         1998
                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                              CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $16.97           $17.64          $20.60        $18.03       $19.01       $16.32
                                               ------           ------          ------        ------       ------       ------
Income from investment operations# -
  Net investment income (loss)(S)              $(0.03)          $(0.02)         $(0.03)       $ 0.32       $ --         $(0.05)
  Net realized and unrealized gain (loss)
    on investments and foreign currency         (1.86)           (0.55)          (1.84)         3.17        (0.64)        3.45
                                               ------           ------          ------        ------       ------       ------
      Total from investment operations         $(1.89)          $(0.57)         $(1.87)       $ 3.49       $(0.64)      $ 3.40
                                               ------           ------          ------        ------       ------       ------
Less distributions declared to
  shareholders -
  From net investment income                   $ --             $ --            $(0.15)       $ --         $ --         $ --
  From net realized gain on investments
    and foreign currency transactions            --              (0.10)          (0.35)        (0.92)       (0.34)       (0.59)
  In excess of net investment income             --               --             (0.12)         --           --          (0.12)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --               --             (0.47)         --           --           --
  From paid-in capital                           --              (0.00)+++        --            --           --           --
                                               ------           ------          ------        ------       ------       ------
      Total distributions declared to
        shareholders                           $ --             $(0.10)         $(1.09)       $(0.92)      $(0.34)      $(0.71)
                                               ------           ------          ------        ------       ------       ------
Net asset value - end of period                $15.08           $16.97          $17.64        $20.60       $18.03       $19.01
                                               ======           ======          ======        ======       ======       ======
Total return(+)                                (11.14)%++        (3.20)%         (9.41)%       19.57%       (3.45)%      21.77%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     2.14%+           2.06%           2.08%         2.04%        2.11%        2.22%
  Net investment income (loss)                  (0.39)%+         (0.11)%         (0.17)%        1.63%        0.02%       (0.28)%
Portfolio turnover                                 42%              94%            104%           82%          89%         158%
Net assets at end of period
  (000 Omitted)                               $39,242          $38,122         $35,742       $33,767      $22,287      $15,087

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                    $(0.04)          $(0.03)         $(0.04)        --           --           --
        Ratios (to average net assets):
          Expenses##                             2.22%+           2.14%           2.13%        --           --           --
          Net investment loss                   (0.47)%+         (0.19)%         (0.22)%       --           --           --
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
                                     SIX MONTHS ENDED          ---------------------------------------------------------------
                                    NOVEMBER 30, 2002             2002            2001          2000         1999         1998
                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                              CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $16.65           $17.39          $20.34        $17.89       $18.96       $16.27
                                               ------           ------          ------        ------       ------       ------
Income from investment operations# -
  Net investment income (loss)(S)              $(0.06)          $(0.10)         $(0.13)       $ 0.20       $(0.10)      $(0.14)
  Net realized and unrealized gain (loss)
    on investments and foreign currency         (1.83)           (0.54)          (1.82)         3.17        (0.63)        3.47
                                               ------           ------          ------        ------       ------       ------
      Total from investment operations         $(1.89)          $(0.64)         $(1.95)       $ 3.37       $(0.73)      $ 3.33
                                               ------           ------          ------        ------       ------       ------
Less distributions declared to
  shareholders -
  From net investment income                   $ --             $ --            $(0.10)       $ --         $ --         $ --
  From net realized gain on investments
    and foreign currency transactions            --              (0.10)          (0.35)        (0.92)       (0.34)       (0.59)
  In excess of net investment income             --               --             (0.08)         --           --          (0.05)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --               --             (0.47)         --           --           --
  From paid-in capital                           --              (0.00)+++        --            --           --           --
                                               ------           ------          ------        ------       ------       ------
      Total distributions declared to
        shareholders                           $ --             $(0.10)         $(1.00)       $(0.92)      $(0.34)      $(0.64)
                                               ------           ------          ------        ------       ------       ------
Net asset value - end of period                $14.76           $16.65          $17.39        $20.34       $17.89       $18.96
                                               ======           ======          ======        ======       ======       ======
Total return                                   (11.35)%++        (3.65)%        (9.92)%        18.97%       (3.89)%      21.26%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     2.64%+           2.56%           2.58%         2.53%        2.61%        2.72%
  Net investment income (loss)                  (0.86)%+         (0.60)%         (0.67)%        1.03%       (0.55)%      (0.79)%
Portfolio turnover                                 42%              94%            104%           82%          89%         158%
Net assets at end of period
  (000 Omitted)                               $25,159          $27,751         $28,389       $27,390      $23,482      $18,987

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                    $(0.07)          $(0.11)         $(0.14)        --           --           --
        Ratios (to average net assets):
          Expenses##                             2.72%+           2.64%           2.63%        --           --           --
          Net investment loss                   (0.94)%+         (0.68)%         (0.72)%       --           --           --
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
                                     SIX MONTHS ENDED          ---------------------------------------------------------------
                                    NOVEMBER 30, 2002             2002            2001          2000         1999         1998
                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                              CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $16.44           $17.17          $20.15        $17.74       $18.80       $16.19
                                               ------           ------          ------        ------       ------       ------
Income from investment operations# -
  Net investment income (loss)(S)              $(0.06)          $(0.10)         $(0.11)       $ 0.24       $(0.09)      $(0.10)
  Net realized and unrealized gain (loss)
    on investments and foreign currency         (1.81)           (0.53)          (1.82)         3.09        (0.63)        3.39
                                               ------           ------          ------        ------       ------       ------
      Total from investment operations         $(1.87)          $(0.63)         $(1.93)       $ 3.33       $(0.72)      $ 3.29
                                               ------           ------          ------        ------       ------       ------
Less distributions declared to
  shareholders -
  From net investment income                   $ --             $ --            $(0.12)       $ --         $ --         $ --
  From net realized gain on investments
    and foreign currency transactions            --              (0.10)          (0.35)        (0.92)       (0.34)       (0.59)
  In excess of net investment income             --               --             (0.11)         --           --          (0.09)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --               --             (0.47)         --           --           --
  From paid-in capital                           --              (0.00)+++        --            --           --           --
                                               ------           ------          ------        ------       ------       ------
      Total distributions declared to
        shareholders                           $ --             $(0.10)         $(1.05)       $(0.92)      $(0.34)      $(0.68)
                                               ------           ------          ------        ------       ------       ------
Net asset value - end of period                $14.57           $16.44          $17.17        $20.15       $17.74       $18.80
                                               ======           ======          ======        ======       ======       ======
Total return                                   (11.37)%++        (3.64)%        (9.94)%        18.90%       (3.87)%      21.15%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     2.64%+           2.56%           2.60%         2.54%        2.59%        2.71%
  Net investment income (loss)                  (0.88)%+         (0.61)%         (0.60)%        1.24%       (0.49)%      (0.61)%
Portfolio turnover                                 42%              94%            104%           82%          89%         158%
Net assets at end of period
  (000 Omitted)                                $6,774           $6,573          $6,784        $5,035       $2,545         $824

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                    $(0.07)          $(0.11)         $(0.12)        --           --           --
        Ratios (to average net assets):
          Expenses##                             2.72%+           2.64%           2.65%        --           --           --
          Net investment loss                   (0.96)%+         (0.69)%         (0.65)%       --           --           --
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
                                     SIX MONTHS ENDED          ---------------------------------------------------------------
                                    NOVEMBER 30, 2002             2002            2001          2000         1999         1998
                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                              CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $17.20           $17.79          $20.77        $18.08       $18.95       $16.32
                                               ------           ------          ------        ------       ------       ------
Income from investment operations# -
  Net investment income(S)                     $ 0.01           $ 0.12          $ 0.06        $ 0.44       $ 0.07       $ 0.06
  Net realized and unrealized gain (loss)
    on investments and foreign currency         (1.89)           (0.61)          (1.86)         3.17        (0.60)        3.37
                                               ------           ------          ------        ------       ------       ------
      Total from investment operations         $(1.88)          $(0.49)         $(1.80)       $ 3.61       $(0.53)      $ 3.43
                                               ------           ------          ------        ------       ------       ------
Less distributions declared to
  shareholders -
  From net investment income                   $ --             $ --            $(0.20)       $ --         $ --         $ --
  From net realized gain on investments
    and foreign currency transactions            --              (0.10)          (0.35)        (0.92)       (0.34)       (0.59)
  In excess of net investment income             --               --             (0.16)         --           --          (0.21)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --               --             (0.47)         --           --           --
  From paid-in capital                           --              (0.00)+++        --            --           --           --
                                               ------           ------          ------        ------       ------       ------
      Total distributions declared to
        shareholders                           $ --             $(0.10)         $(1.18)       $(0.92)      $(0.34)      $(0.80)
                                               ------           ------          ------        ------       ------       ------
Net asset value - end of period                $15.32           $17.20          $17.79        $20.77       $18.08       $18.95
                                               ======           ======          ======        ======       ======       ======
Total return                                   (10.93)%++        (2.72)%        (9.94)%        20.19%       (2.88)%      22.08%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     1.64%+           1.56%           1.56%         1.54%        1.59%        1.64%
  Net investment income                          0.03%+           0.77%           0.30%         2.21%        0.40%        0.33%
Portfolio turnover                                 42%              94%            104%           82%          89%         158%
Net assets at end of period
  (000 Omitted)                                  $435             $458             $79           $89          $59           $6

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment income                  $ 0.00+++        $ 0.11          $ 0.05         --           --           --
        Ratios (to average net assets):
          Expenses##                             1.72%+           1.64%           1.61%        --           --           --
          Net investment income                  0.03%+           0.69%           0.25%        --           --           --
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2002, the value of securities loaned was $2,126,024. These loans were collateralized by cash of $2,222,998 which was invested in the following short-term obligations:

                                                       SHARES           VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at
  amortized cost                                      2,222,998      $2,222,998

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $760 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $2,721 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, and, capital losses.

The tax character of distributions declared for the years ended May 31, 2002 and May 31, 2001 was as follows:

                                                  MAY 31, 2002    MAY 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                                   $  --         $  916,393
    Long-term capital gain                             405,782       2,738,521
                                                      --------      ----------
                                                      $405,782      $3,654,914
Tax return of capital                                      265           --
                                                      --------      ----------
Total distributions declared                          $406,047      $3,654,914
                                                      ========      ==========

As of May 31, 2002, the components of accumulated losses on a tax basis were as follows:

      Undistributed ordinary income                      $    --
      Undistributed long-term capital gain                    --
      Capital loss carryforward                           (4,846,192)
      Unrealized gain                                      6,393,249
      Other temporary differences                         (3,411,973)

For federal income tax purposes, the capital loss carryforward of $4,846,192 may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

      First $500 million of average net assets               0.975%
      Average net assets in excess of $500 million           0.925%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. This voluntary reduction in the management fee effective October 31, 2001 may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees. Included in Trustees' compensation is a pension expense of $13,500 for inactive trustees for the six months ended November 30, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

      First $2 billion                                     0.0175%
      Next $2.5 billion                                    0.0130%
      Next $2.5 billion                                    0.0005%
      In excess of $7 billion                              0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $10,055 for the six months ended November 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                     CLASS A          CLASS B           CLASS C
-------------------------------------------------------------------------------
Distribution Fee                       0.25%            0.75%             0.75%
Service Fee                            0.25%            0.25%             0.25%
                                       -----            -----             -----
Total Distribution Plan                0.50%            1.00%             1.00%

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended November 30, 2002, amounted to:

                                     CLASS A          CLASS B           CLASS C
-------------------------------------------------------------------------------
Service Fee Retained by MFD          $12,186              $90                $2

Fees incurred under the distribution plan during the six months ended November 30, 2002, were as follows:

                                     CLASS A          CLASS B           CLASS C
-------------------------------------------------------------------------------
Total Distribution Plan                0.50%            1.00%             1.00%

Certain Class A, and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 2002, were as follows:

                                     CLASS A          CLASS B           CLASS C
-------------------------------------------------------------------------------
Contingent Deferred Sales Charges
  Imposed                               $191          $21,341            $1,572

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $32,840,848 and $27,528,956, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $70,296,665
                                                                -----------
Gross unrealized appreciation                                     4,981,555
Gross unrealized depreciation                                    (4,344,391)
                                                                -----------
    Net unrealized appreciation                                 $   637,164
                                                                ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     SIX MONTHS ENDED NOVEMBER 30, 2002           YEAR ENDED MAY 31, 2002
                                     ----------------------------------      ----------------------------
                                               SHARES            AMOUNT          SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 1,770,056      $ 27,037,236       2,502,932      $ 40,784,760
Shares issued to shareholders in
  reinvestment of distributions               --               --                12,434           192,098
Shares reacquired                          (1,414,455)      (21,587,943)     (2,295,483)      (37,463,652)
                                          -----------      ------------     -----------      ------------
    Net increase                              355,601      $  5,449,293         219,883      $  3,513,206
                                          ===========      ============     ===========      ============

Class B shares
                                     SIX MONTHS ENDED NOVEMBER 30, 2002           YEAR ENDED MAY 31, 2002
                                     ----------------------------------      ----------------------------
                                               SHARES            AMOUNT          SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                   379,593      $  5,712,425         517,487      $  8,359,065
Shares issued to shareholders in
  reinvestment of distributions               --               --                 8,701           132,426
Shares reacquired                            (341,791)       (5,033,454)       (491,446)       (7,885,054)
                                          -----------      ------------     -----------      ------------
    Net increase                               37,802      $    678,971          34,742      $    606,437
                                          ===========      ============     ===========      ============

Class C shares
                                     SIX MONTHS ENDED NOVEMBER 30, 2002           YEAR ENDED MAY 31, 2002
                                     ----------------------------------      ----------------------------
                                               SHARES            AMOUNT          SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                   198,210      $  2,901,317         339,593      $  5,389,377
Shares issued to shareholders in
  reinvestment of distributions               --               --                 2,353            35,366
Shares reacquired                            (133,203)       (1,933,735)       (337,124)       (5,359,557)
                                          -----------      ------------     -----------      ------------
    Net increase                               65,007      $    967,582           4,822      $     65,186
                                          ===========      ============     ===========      ============

Class I shares
                                     SIX MONTHS ENDED NOVEMBER 30, 2002           YEAR ENDED MAY 31, 2002
                                     ----------------------------------      ----------------------------
                                               SHARES            AMOUNT          SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                    10,760      $    172,314          22,999      $    375,542
Shares issued to shareholders in
  reinvestment of distributions               --               --                   105             1,655
Shares reacquired                              (9,046)         (146,422)           (899)          (14,765)
                                          -----------      ------------     -----------      ------------
    Net increase                                1,714      $     25,892          22,205      $    362,432
                                          ===========      ============     ===========      ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended November 30, 2002, was $196. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

MFS(R) INTERNATIONAL VALUE FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Steven R. Gorham+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Frederick J. Simmons+                                    (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
The Chase Manhattan Bank                                 touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) INTERNATIONAL VALUE FUND                               ---------------
                                                                 PRSRT STD
MFS(R)                                                          U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                    MFS
500 Boylston Street                                           ---------------
Boston, MA 02116-3741





(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                            FGI-SEM-1/03  19.5M